SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 2003

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated April 1, 2003, providing for the issuance of ABFC 2003-AHL1 Trust, ABFC Asset-Backed Certificates Series 2003-AHL1).


                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                  333-90830-04                 75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.


     This current report on Form 8-K relates to the monthly distribution reported to the holders of ABFC 2003-AHL1 Trust, ABFC Asset-Backed Certificates Series 2003-AHL1 pursuant to the terms of the Pooling and Servicing Agreement, dated April 1, 2003 among Asset Backed Funding Corp., as depositor, Litton Loan Servicing LP as servicer, and JPMorgan Chase Bank, as trustee.

     On June 25, 2003 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.


Item 7. Financial Statements and Exhibits.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 2003 as Exhibit 99.1.

ABFC 2003-AHL1 Trust
ABFC Asset-Backed  Certificates,  Series 2003-AHL1
-------------------------------------------------------------------------------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,


Date:  June 27, 2003                  By: /s/  Mark McDermott
                                       ------------------------------------
                                        Mark McDermott
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         June 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  June 25, 2003


                              ABFC Asset-Backed Certificates, Series 2003-AHL1
                                       STATEMENT TO CERTIFICATEHOLDERS
                                               June 25, 2003

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA        109,394,000.00   108,532,703.93     292,938.07  333,133.27     626,071.34       0.00       0.00      108,239,765.86
IIA       191,962,000.00   190,632,285.44     656,912.70  253,334.83     910,247.53       0.00       0.00      189,975,372.74
M1         24,034,000.00    24,034,000.00           0.00   42,004.93      42,004.93       0.00       0.00       24,034,000.00
M2         19,413,000.00    19,413,000.00           0.00   49,564.01      49,564.01       0.00       0.00       19,413,000.00
M3         10,168,000.00    10,168,000.00           0.00   35,378.04      35,378.04       0.00       0.00       10,168,000.00
M4          3,698,000.00     3,698,000.00           0.00   14,355.83      14,355.83       0.00       0.00        3,698,000.00
M5          6,286,000.00     6,286,000.00           0.00   23,136.90      23,136.90       0.00       0.00        6,286,000.00
N          26,275,000.00    24,907,153.66   1,337,747.39  193,445.56   1,531,192.95       0.00       0.00       23,569,406.27
R                   0.00             0.00           0.00        0.00           0.00       0.00       0.00                0.00
TOTALS    391,230,000.00   387,671,143.03   2,287,598.16  944,353.37   3,231,951.53       0.00       0.00      385,383,544.87

X                   0.00             0.00           0.00        0.00           0.00       0.00       0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                   CURRENT
                       BEGINNING                                                   ENDING                         PASS-THRU
CLASS     CUSIP        PRINCIPAL    PRINCIPAL        INTEREST        TOTAL        PRINCIPAL      CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA       04542BCJ9   992.12666079    2.67782575   3.04526089     5.72308664       989.44883504    IA          3.684000 %
IIA      04542BCK6   993.07303237    3.42209760   1.31971343     4.74181104       989.65093477    IIA         1.650000 %
M1       04542BCL4 1,000.00000000    0.00000000   1.74772947     1.74772947     1,000.00000000    M1          2.170000 %
M2       04542BCM2 1,000.00000000    0.00000000   2.55313501     2.55313501     1,000.00000000    M2          3.170000 %
M3       04542BCN0 1,000.00000000    0.00000000   3.47935090     3.47935090     1,000.00000000    M3          4.320000 %
M4       04542BCP5 1,000.00000000    0.00000000   3.88205246     3.88205246     1,000.00000000    M4          4.820000 %
M5       04542BDA7 1,000.00000000    0.00000000   3.68070315     3.68070315     1,000.00000000    M5          4.570000 %
N        04542BDB5   947.94114786   50.91331646   7.36234291    58.27565937       897.02783140    N           9.320000 %
TOTALS               990.90341495    5.84719515   2.41380612     8.26100128       985.05621979

-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------




Sec. 4.06(iii) O/C Amount                                                                       4,807,338.37
Sec. 4.06(iii) Targeted O/C Amount                                                              4,807,338.00
Sec. 4.06(iii) O/C Deficiency Amount                                                                    0.00
Sec. 4.06(iii) O/C Release Amount                                                                       0.00
Sec. 4.06(iii) Monthly Excess Interest                                                          1,417,665.48
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                                  1,417,665.48
Sec. 4.06(iii) Extra Principal Distribution Amount                                                      0.00

Sec. 4.06(iv) Servicing Compensation                                                                    0.00

Sec. 4.06(v) Current Advances                                                                      33,534.26

Sec. 4.06(vi) Ending Collateral Balance Group 1                                               133,071,301.16
Sec. 4.06(vi) Ending Collateral Balance Group 2                                               233,550,175.81
Sec. 4.06(vi) Total Ending Collateral Balance                                                 366,621,476.97

Sec. 4.06(vii) Total Beginning Number of Loans                                                      2,348.00
Sec. 4.06(vii) Total Group 1 Beginning Number of Loans                                                944.00
Sec. 4.06(vii) Total Group 2 Beginning Number of Loans                                              1,404.00

Sec. 4.06(vii) Total Ending Number of Loans                                                         2,344.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                                   943.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                                 1,401.00

Sec. 4.06(vii) Weighted Average Net Mortgage Rate for All Loans                                    7.07968 %
Sec. 4.06(vii) Group 1 Weighted Average Net Mortgage Rate                                          7.03651 %
Sec. 4.06(vii) Group 2 Weighted Average Net Mortgage Rate                                          7.10426 %

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                               305.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                               355.00

Sec. 4.06(viii)Loans Delinquent

                                             Group 1
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                         7             1,139,049.61                  0.86 %
                                            2 Month                         1                69,426.38                  0.05 %
                                            3 Month                         0                     0.00                  0.00 %
                                            Total                       8                 1,208,475.99                  0.91 %
                                             Group 2
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                        18             2,930,826.35                  1.25 %
                                            2 Month                         3               365,129.50                  0.16 %
                                            3 Month                         0                     0.00                  0.00 %
                                             Total                         21             3,295,955.85                  1.41 %
                                             Group Totals
                                                                                       Principal
                                            Category              Number                Balance               Percentage
                                            1 Month                        25             4,069,875.96                  1.11 %
                                            2 Month                         4               434,555.88                  0.12 %
                                            3 Month                         0                     0.00                  0.00 %
                                             Total                         29             4,504,431.84                  1.23 %

                                            Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures


Sec. 4.06(viii)Loans in Foreclosures
                                                                 Loans in Foreclosure
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %


Sec. 4.06(viii)Loans in Bankruptcy
                                                                 Loans in Bankruptcy

                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       1               89,649.43                  0.04 %

                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       1               89,649.43                  0.02 %



Sec. 4.06(ix)Loans in REO
                                             Group 1
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                             Group 2
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %
                                            Group Totals
                                                                  Principal
                                             Number               Balance                Percentage
                                                       0                    0.00                  0.00 %

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                                                  173,960.05
Principal Prepayments Group 2                                                                                  479,471.45

Sec. 4.06 Prepayment Penalties/Premiums                                                                        113,527.47

Sec. 4.06(xii) Realized Losses
Current Realized Losses Incurred in Group 1                                                                          0.00
Current Realized Losses Incurred in Group 2                                                                          0.00
Cummulative Realized Losses Incurred in Group 1                                                                      0.00
Cummulative  Realized Losses Incurred in Group 2                                                                     0.00

Sec. 4.06(xiii)Class M1 Unpaid Realized Loss Amount                                                                  0.00
Sec. 4.06(xiii) Class M1 Applied Realized Loss Amount                                                                0.00

Sec. 4.06(xiii) Class M2 Unpaid Realized Loss Amount                                                                 0.00
Sec. 4.06(xiii) Class M2 Applied Realized Loss Amount                                                                0.00

Sec. 4.06(xiii) Class M3 Unpaid Realized Loss Amount                                                                 0.00
Sec. 4.06(xiii) Class M3 Applied Realized Loss Amount                                                                0.00

Sec. 4.06(xiii) Class M4 Unpaid Realized Loss Amount                                                                 0.00
Sec. 4.06(xiii) Class M4 Applied Realized Loss Amount                                                                0.00

Sec. 4.06(xiii) Class M5 Unpaid Realized Loss Amount                                                                 0.00
Sec. 4.06(xiii) Class M5 Applied Realized Loss Amount                                                                0.00

Sec. 4.06 Unpaid Interest
Class IA Unpaid Interest Shortfall                                                                                   0.00
Class IIa Unpaid Interest Shortfall                                                                                  0.00
Class M1 Unpaid Interest Shortfall                                                                                   0.00
Class M2 Unpaid Interest Shortfall                                                                                   0.00
Class M3  Unpaid Interest Shortfall                                                                                  0.00
Class M4  Unpaid Interest Shortfall                                                                                  0.00
Class M5  Unpaid Interest Shortfall                                                                                  0.00
Class N Unpaid Interest Shortfall                                                                                    0.00

Sec. 4.06(xv) Current Period Relief Act Interest Shortfalls                                                        140.04

Class IA Interest Accrual Relief Act Reduction                                                                      62.13
Class IIA Interest Accrual Relief Act Reduction                                                                     47.25
Class M1  Interest Accrual Relief Act Reduction                                                                      7.83
Class M2 Interest Accrual Relief Act Reduction                                                                       9.24
Class M3  Interest Accrual Relief Act Reduction                                                                      6.60
Class M4  Interest Accrual Relief Act Reduction                                                                      2.68
Class M5  Interest Accrual Relief Act Reduction                                                                      4.31
Total Class Interest Accrual Relief Act Reduction                                                                  140.04

Sec. 4.06(xv) Net Prepayment Interest Shortfalls                                                                     0.00
Class IA  Prepayment Interest Shortfall Reduction                                                                    0.00
Class IIA  Prepayment Interest Shortfall Reduction                                                                   0.00
Class M1   Prepayment Interest Shortfall Reduction                                                                   0.00
Class M2  Prepayment Interest Shortfall Reduction                                                                    0.00
Class M3   Prepayment Interest Shortfall Reduction                                                                   0.00
Class M4   Prepayment Interest Shortfall Reduction                                                                   0.00
Class M5   Prepayment Interest Shortfall Reduction                                                                   0.00

Sec. 4.06(xvi) Trustee Fee Paid                                                                                  1,531.55

Sec. 4.06(xvii)Cap Carryover Amount - Class IA                                                                       0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class IA                                                                0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class IIA                                                                      0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class IIA                                                               0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M1                                                                       0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M2                                                                       0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M1                                                                0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M2                                                                0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M3                                                                       0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M3                                                                0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M4                                                                       0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M4                                                                0.00
Sec. 4.06(xvii)Cap Carryover Amount - Class M5                                                                       0.00
Sec. 4.06(xvii)Unpaid Cap Carryover Amount - Class M5                                                                0.00

Sec. 4.06(xix) Has the Trigger Event Occured                                                                           NO

Sec. 4.06(xix) Credit Enhancement Percentage                                                                    18.6586 %

Sec. 4.06 Rolling 3 Month Prior Delinquency Percentage                                                                N/A

Sec. 4.06(xix) Rolling 3 Month Percentage divided by the Credit Enhancement Percentage                                N/A

Sec. 4.06(xix) Cummulative Realized Losses as a Percentage of Original Collateral Balance                        0.0000 %

Sec. 4.06(xx) Available Funds
Available Funds                                                                                              3,119,955.62
Interest Remittance Amount                                                                                   2,170,104.85
Principal Remittance Amount                                                                                    949,850.77

Sec 4.06 Repurchased Principal                                                                                       0.00

Sec 4.06 Class X Distributable Amount                                                                                0.00


                Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
